Exhibit 23.1

               Consent of Independent Accountants


We hereby consent to the incorporation by reference in the Registration Statement on Form S-8 (No. 333-15981) of Stage
Stores, Inc. of our report dated March 10, 1999 appearing on page
F-1 of this Form 10-K.




PricewaterhouseCoopers LLP

Houston, Texas
April 13, 1999